                           THE VALUE LINE FUND, INC.
                    VALUE LINE INCOME AND GROWTH FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                       VALUE LINE CONVERTIBLE FUND, INC.
                       VALUE LINE AGGRESSIVE INCOME TRUST
                      VALUE LINE NEW YORK TAX EXEMPT TRUST

                             220 EAST 42ND STREET,
                            NEW YORK, NY 10017-5891

                              **URGENT REMINDER**

                                                                    May 18, 2000

Dear Shareholder:

    We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of your Value Line fund scheduled for June 15, 2000. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

    We encourage you to utilize one of the following options today for recording your vote promptly:

    1)VOTE BY TELEPHONE: CALL THE TOLL FREE NUMBER LISTED ON YOUR VOTING INSTRUCTION FORM. HAVE THE 12 DIGIT CONTROL NUMBER FOUND ON YOUR VOTING INSTRUCTION FORM READY WHEN PROMPTED.

    2)VOTE BY INTERNET: GO TO WWW.PROXYVOTE.COM, ENTER THE 12-DIGIT CONTROL NUMBER ON YOUR VOTING INSTRUCTION FORM AND FOLLOW THE INSTRUCTIONS ON THE SITE.

    3)VOTE BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

    FOR THE REASONS SET FORTH IN THE PROXY STATEMENT DATED APRIL 25, 2000, YOUR BOARD MEMBERS RECOMMEND A VOTE FOR THE PROPOSALS AND BELIEVE THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

    If you have any questions regarding the proxy, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-628-8536.

Faithfully yours,

/s/ Jean Bernhard Buttner

Jean Bernhard Buttner
Chairman of the Board and President
Value Line Mutual Funds

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID UNNECESSARY SOLICITATION COSTS TO YOUR FUND.
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                           THE VALUE LINE FUND, INC.
                    VALUE LINE INCOME AND GROWTH FUND, INC.
                  THE VALUE LINE SPECIAL SITUATIONS FUND, INC.
                  VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                         THE VALUE LINE CASH FUND, INC.
                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
                      THE VALUE LINE TAX EXEMPT FUND, INC.
                       VALUE LINE CONVERTIBLE FUND, INC.
                       VALUE LINE AGGRESSIVE INCOME TRUST
                      VALUE LINE NEW YORK TAX EXEMPT TRUST

                             220 EAST 42ND STREET,
                            NEW YORK, NY 10017-5891

                              **URGENT REMINDER**

                                                                    May 18, 2000

Dear Shareholder:

    We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of your Value Line fund scheduled for June 15, 2000. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

    We encourage you to utilize one of the following options today for recording your vote promptly:

    1)VOTE BY TELEPHONE: CALL TOLL FREE AT 1-877-779-8683 AND FOLLOW THE RECORDED INSTRUCTIONS; OR CALL A D.F. KING & CO. REPRESENTATIVE TOLL FREE AT 1-800-628-8536.

    2)VOTE BY FAX: SIGN, DATE AND FAX THE PROXY CARD TO 1-212-269-2796.

    3)VOTE BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

    FOR THE REASONS SET FORTH IN THE PROXY STATEMENT DATED APRIL 25, 2000, YOUR BOARD MEMBERS RECOMMEND A VOTE FOR THE PROPOSALS AND BELIEVE THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

    If you have any questions regarding the proxy, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-628-8536.

Faithfully yours,

/s/ Jean Bernhard Buttner

Jean Bernhard Buttner
Chairman of the Board and President
Value Line Mutual Funds

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID UNNECESSARY
SOLICITATION COSTS TO YOUR FUND.